Clever Leaves Announces 1-For-30 Reverse Stock Split to Aid Compliance with Nasdaq Listing Requirements TOCANCIPÁ, COLOMBIA, August 24, 2023 – Clever Leaves Holdings Inc. (NASDAQ: CLVR, CLVRW) (“Clever Leaves” or the “Company”), a global medicinal cannabis company, announced that its Board of Directors has approved a 1-for-30 reverse split of its common shares (the “Reverse Share Split”). The Reverse Share Split will take effect at approximately 5:00 p.m. Eastern Time on August 24, 2023. As a result of the Reverse Share Split, every 30 common shares of the Company will automatically be converted into one common share, reducing the number of issued and outstanding common shares from approximately 45.7 million to approximately 1.5 million, based on the number of shares outstanding as of August 10, 2023. No fractional shares will be issued in connection with the Reverse Share Split. Instead, pursuant to the Business Corporations Act (British Columbia), each fractional share remaining after completion of the Reverse Share Split that is less than half of a whole share will be rounded down to the nearest whole common share without consideration to the holders thereof and each fractional share that is at least half of a whole share will be rounded up to one whole share. The Reverse Share Split will apply to all of the Company’s outstanding common shares. The Reverse Share Split will not affect any shareholder’s ownership percentage, except for changes as a result of the elimination of fractional shares and will not alter the voting rights or other rights attached to the shares. Clever Leaves expects its common shares to commence trading on a split-adjusted basis as of the open of trading on August 25, 2023. The Company’s common shares will trade under a new CUSIP number, 186760203, following the effectiveness of the Reverse Share Split. Shareholders of record will receive information from Computershare Investor Services Inc., the Company’s transfer agent, regarding their share ownership following the Reverse Share Split. Shareholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Reverse Share Split. For more information on the Reverse Share Split, please refer to the Company’s Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2023, or the Company’s Current Report of Form 8-K filed with the SEC on August 24, 2023, or contact Computershare Investor Services Inc. About Clever Leaves Holdings Inc. Clever Leaves is a global medical cannabis company. Its operations in Colombia produce EU GMP cannabinoid active pharmaceutical ingredients (API) and finished products in flower and extract form to a growing base of B2B customers around the globe. Clever Leaves aims to disrupt the traditional cannabis production industry by leveraging environmentally sustainable, ESG-friendly, industrial-scale and low-cost production methods, with the world’s most stringent pharmaceutical quality certifications. Clever Leaves announces material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, and its website (https://cleverleaves.com). Clever Leaves uses these channels, as well as social media, including its Twitter account (@clever_leaves), and its LinkedIn page (https://www.linkedin.com/company/clever-leaves), to communicate with investors and the public about Clever Leaves, its products, and other matters. Therefore, Clever Leaves encourages investors, the media, and others interested in Clever Leaves to review the information it makes public in these locations, as such information could be deemed to be material information. Information on or that can be accessed through Clever Leaves’ websites or these social media channels is not part of this release, and references to Clever Leaves’ website addresses and social media channels are inactive textual references only. Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “outlook,” “pipeline,” “plan,” “predict,” “potential,” “projected,” “seek,” “seem,” “should,” “will,” “would” and similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements as well as our outlook for 2023 are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Important factors that may affect actual results or the achievability of the Company’s expectations include, but are not limited to: (i) our ability to continue as a going concern; (ii) our ability to maintain the listing of our securities on Nasdaq; (iii) our expectation that the reverse share split will bring us into compliance with Nasdaq's listing rules; (iv) our ability to implement our restructuring initiatives; (v) expectations with respect to future operating and financial performance and growth, including if or when Clever Leaves will become profitable; (vi) Clever Leaves’ ability to execute its business plans and strategy and to receive regulatory approvals (including its goals in its five key markets); (vii) Clever Leaves’ ability to capitalize on expected market opportunities, including the timing and extent to which cannabis is legalized in various jurisdictions; (viii) global economic and business conditions, including recent economic sanctions against Russia and their effects on the global economy; (ix) geopolitical events (including the ongoing military conflict between Russia and Ukraine), natural disasters, acts of God and pandemics, including the economic and operational disruptions and other effects of COVID-19; (x) regulatory developments in key markets for the Company's products, including international regulatory agency coordination and increased quality standards imposed by certain health regulatory agencies, and failure to otherwise comply with laws and regulations; (xi) uncertainty with respect to the requirements applicable to certain cannabis products as well as the permissibility of sample shipments, and other risks and uncertainties; (xii) consumer, legislative, and regulatory sentiment or perception regarding Clever Leaves’ products; (xiii) lack of regulatory approval and market acceptance of Clever Leaves’ new products which may impede its ability to successfully commercialize its products; (xiv) the extent to which Clever Leaves’ is able to monetize its existing THC market quota within Colombia; (xv) demand for Clever Leaves’ products and Clever Leaves’ ability to meet demand for its products and negotiate agreements with existing and new customers, including the sales agreements identified as a part of the Company’s 2023 strategic growth objectives; (xvi) developing product enhancements and formulations with commercial value and appeal; (xvii) product liability claims exposure; (xviii) lack of a history and experience operating a business on a large scale and across multiple jurisdictions; (xix) limited experience operating as a public company; (xx) changes in currency exchange rates and interest rates; (xxi) weather and agricultural conditions and their impact on the Company’s cultivation and construction plans, (xxii) Clever Leaves’ ability to hire and retain skilled personnel in the jurisdictions where it operates; (xxiii) Clever Leaves’ ability to remediate a material weakness in its internal control cover financial reporting and to develop and maintain effective internal and disclosure controls; (xxiv) potential litigation; (xxv) access to additional financing; and (xxvi) completion of our construction initiatives on time and on budget. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Clever Leaves’ most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Clever Leaves and attributable to Clever Leaves or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Clever Leaves expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Clever Leaves Investor Inquiries: Cody Slach or Jackie Keshner Gateway Group, Inc. +1-949-574-3860 CLVR@Gateway-grp.com Clever Leaves Press Contact: Maria Petsanas KCSA Strategic Communications +1-917-692-6673 cleverleaves@kcsa.com Clever Leaves Commercial Inquiries: Andrew Miller Head of Global Business Development +1-416-817-1336 andrew.miller@cleverleaves.com